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                            ING SERIES FUND, INC.
                               ("REGISTRANT")

                       Supplement dated March 13, 2006
                         to the Class I Prospectuses
              of ING Aeltus Money Market Fund dated July 29, 2005
and the Domestic Equity and Income Funds, Domestic Equity Growth Funds, Domestic Equity Index Funds and Strategic Allocation Funds ("Domestic Equity Funds")
                          dated September 30, 2005

     Effective immediately, the first paragraph following the sub-section entitled "Shareholder Guide - How to Purchase Shares - Purchase of Shares," found on page 10 of ING Aeltus Money Market Fund's Prospectus and page 29 of the Domestic Equity Funds' Prospectus, is hereby deleted in its entirety and replaced with the following:

     The minimum initial investment for Class I shares is $1,000,000. Class I shares are available only to (i) qualified retirement plans such as 401(a), 401(k) or other defined contribution plans and defined benefit plans; (ii) insurance companies and foundations investing for their own account; (iii) wrap programs offered by broker-dealers and financial institutions; (iv) accounts of or managed by trust departments; (v) retirement plans affiliated with ING Groep N.V.; (vi) ING Groep N.V. affiliates for purposes of corporate cash management; (vii) by other ING Funds in the ING Family of Funds; and (viii) shareholders holding Class I shares as of February 28, 2002, as long as they maintain a shareholder account.


                 PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE